EXHIBIT 10.3

                          Pledge and Security Agreement

      PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated March 28, 2005, between Joseph L. Putegnat III, an individual with a residence of 10863 Stone Haven Way, San Diego, California 92130 (the "Pledgor"), AICI, Inc, a corporation organized and existing under the laws of the State of Nevada and having a place of business at 9255 Towne Centre Drive, Suite 235, San Diego, California 92121 (the "Secured Party"), and Richard A. Weintraub PC, a professional law corporation organized and existing under the laws of the State of California having its principal place of business at 10085 Carroll Canyon Road, Suite 210B, San Diego, California 92131 ("Escrow Agent").

      WHEREAS, Pledgor and Secured Party are parties to a certain Loan Agreement dated March 25, 2005 (the "Loan Agreement") which Loan Agreement provides for the loan to Pledgor by Secured Party certain funds as set forth in a Note of even date.

      NOW THEREFORE, in consideration of the entering into the Loan Agreement and the making of the obligations evidenced by the Covenant the parties hereto as follows:

      1. As collateral security for the full and timely payment, performance and observance of all of the Obligations (as hereinafter defined), the Pledgor hereby deposits, hypothecates, pledges, transfers and delivers to the Escrow Agent all the Pledged Securities, in form transferable for delivery, and grants to the Secured Party a security interest in, the shares of stock and interest and the certificates or other instruments or documents evidencing same in AICI, Inc. (the "Company") more particularly described in Schedule A annexed hereto and made a part hereof and such additional property at any time and from time to time receivable by the Secured Party hereunder or otherwise distributed by the Company in respect of or in exchange for any or all such shares (herein collectively called "Pledged Securities" which term shall also include all other property (tangible and intangible) which this Agreement designates as "Pledged Securities"). Pledgor hereby grants to Secured Party a security interest in and to the Shares represented by the Pledged Securities and the proceeds of same, as security for the payment and performance of all obligations, liabilities and indebtedness of the Company arising under or pursuant to the Loan Agreement. By executing this Agreement, the Escrow Agent acknowledges the existence of such security interest. Pledgor shall also provide to the Escrow Agent a Stock Powers separate from Certificate, signed in blank, in the form set forth in Schedule B, to transfer the Pledged Securities, as herein contemplated, and agrees to provide such additional documentation to transfer the Pledged Securities as requested from time to time by the Secured Party.

      "Obligations" shall mean the obligations of Putegnat to the Secured Party evidenced by the Loan Agreement and secured by this Agreement.


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

      2. (a) Based on the Secured Party's representations and warranties to Pledgor contained in the Loan Agreement, the Pledgor represents and warrants that the Pledged Securities are, and will be on deposit hereunder, duly and validly issued and duly and validly pledged with the Secured Party in accordance with law. Pledgor hereby agrees to defend the Secured Party's right, title, lien and security interest in and to the Pledged Securities against the claims and demands of all persons whomsoever. The Pledgor also represents and warrants to the Secured Party that Pledgor has, and will have on deposit hereunder, good title to all of the Pledged Securities, free and clear of all claims, rights to purchase or redeem, requirements to sell or otherwise transfer, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, and that no consent or approval of any governmental or regulatory authority, or of any securities exchange, or any other person was or is necessary to the validity of this pledge which has not been obtained.

      (b) The Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Pledged Securities or any interest therein, except for the pledge thereof provided for in this Agreement.

      (c) The Pledgor, without the prior written consent of the Secured Party, will not cause the Company to merge or consolidate with any third party or sell all or substantially all of the Company's assets.

      3. (a) In the Event of Default or in the event of a right of sale by Secured Party pursuant to Paragraph 7 hereof, the Escrow Agent shall cause all or any of the Pledged Securities to be transferred to or registered in the Secured Party's name or the name of its nominee or nominees. Any remedies available to the Secured Party upon the occurrence of an Event of Default shall be deemed to be available only after the expiration of any applicable notice and cure period.

      (b) If the amounts due under the Loan Agreement shall be paid in full, the Secured Party shall deliver written notice to that effect to the Escrow Agent. Upon receipt of such notice, the Escrow Agent shall immediately release the Pledged Securities from the escrow and deliver them to Pledgor, at which time the escrow shall terminate.

      4. So long as there shall exist no event of default under this Agreement or the Loan Agreement ("Event of Default") or condition, event or act which constitutes, or with notice or lapse of time, or both, would constitute, an Event of Default, the Pledgor shall be entitled to exercise, as Pledgor shall think fit, but in a manner in the reasonable judgment of the Secured Party not inconsistent with the terms hereof or with the terms of the Loan Agreement, the voting power with respect to the Pledged Securities, and for that purpose the Secured Party shall (if the Pledged Securities shall be registered in the name of the Secured Party or its nominee) execute or cause to be executed from time to time, at the expense of the Pledgor, such proxies or other instruments in favor of the Pledgor or its nominee, in such form and for such purposes as shall be reasonably required by the Pledgor and shall be specified in a written request therefor of its President or a Vice President, to enable Pledgor to exercise such voting power with respect to the Pledged Securities.


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      5. In case,  upon the  dissolution or liquidation (in whole or in part) of the Company, any sum be paid as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities, such sum shall be paid over to the Secured Party, to be held by the Secured Party as substitute collateral hereunder. In case any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Securities pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or to the merger or consolidation of such issuer with or into another corporation, the shares, obligations or other property so distributed shall be delivered to the Secured Party, to be held by it as additional collateral hereunder, and all of the same (other than cash) shall constitute Pledged Securities for all purposes hereof.

      6. So long as there shall exist an Event of Default or a condition, event or act which constitutes, or with notice or lapse of time, or both, would constitute, an Event of Default, the Secured Party shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive and retain, as additional collateral hereunder, any and all dividends at any time and from time to time declared or paid upon any of the Pledged Securities.

      7. If an Event of Default shall occur, the Escrow Agent shall deliver the Pledged Securities to the Secured Party forthwith and the Secured Party, without obligation to resort to other security, shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any of the Pledged Securities, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange or broker's board on which the Pledged Securities or any of them may be listed, or broker's board or at public or private sale, for cash or for future delivery.

      8. The Secured Party shall give the Pledgor at least thirty (30) days prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived. The Secured Party shall not be obligated to make any sale of Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Secured Party may, without notice or publication, adjourn any public or private announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each private sale of Pledged Securities of a type customarily sold in a recognizable market and upon each public sale, the Secured Party or any other obligee with respect to the Obligations may purchase all or any of the Pledged Securities being sold, free from any equity or right of redemption, which is hereby waived and released, and may make payment therefor (by endorsement without recourse in the case of all sales of Pledged Securities, public or private, the Pledgor shall pay all costs and expense of every kind for sale or delivery, including brokers and reasonable attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, the Secured Party shall apply any residue to the payment of the Obligations and Pledgor shall be liable for any deficiency. The balance, if any, remaining after payment in full of all of the Obligations, shall be paid to the Pledgor, subject to any duty of the Secured Party imposed by law to the holder of any subordinate security interest in the Pledged Securities known to the Secured Party.


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      9. The remedies provided herein in favor of the Secured Party shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Secured Party existing at law (whether under the Uniform Commercial Code or otherwise) or in equity or under any other agreement or instrument.

      10. If an Event of Default has occurred and is continuing, the Secured Party shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities.

      11. The Escrow Agent shall have no duty as to the collection or protection of the Pledged Securities or any income thereon or as to the preservation of any rights pertaining thereto (including without limitation rights against third parties), beyond the safe custody of any thereof actually in its possession.

      12. Upon the happening of an Event of Default, the Pledgor hereby appoints the Secured Party as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Secured Party shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

      13. No delay on the part of the Secured Party or of any other obligee with respect to the Obligations in exercising any of its options, owners or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

      14. Upon payment in full or satisfaction of all Obligations the Pledgor shall be entitled to the return of all of the Pledged Securities and of all other property and cash which have not been used or applied toward the payment of such Obligations and this Pledge and Security Agreement shall be released and discharged. The assignment by the Secured Party to the Pledgor of such Pledged Securities and other property shall be without representation or warranty of any nature whatsoever and wholly without recourse. Notwithstanding the foregoing, the Secured Party shall have the right to continue to hold the Pledged Securities as security for any Obligations arising by reason of the avoidance of any prior payment of Obligations by reason of any fraudulent conveyance, preference or similar provision of applicable law during any period during which any such payment may be subject to avoidance as aforesaid, and this Agreement shall remain in full force and effect during such period.


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      15. Any  notice or demand  upon the  Pledgor  shall be deemed to have been sufficiently given for all purposes thereof if mailed, postage prepaid, by registered or certified mail, return receipt requested, or if hand delivered, to the Pledgor at the address specified above, or at such other address as the Pledgor may theretofore have designated in writing and given in like manner to the Secured Party.

      16. This Agreement shall be immediately effective as an instrument under seal. The rights and obligations of the Secured Party and the Pledgor hereunder shall be construed in accordance with and governed by the laws of the State of California applicable to contracts executed and to be performed therein, cannot be changed orally and shall bind and inure to the benefit of the Pledgor and the Secured Party and their respective successors, heirs, representatives and assigns (including, without limitation, all subsequent obligees with respect to the Obligations). Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice-versa.

      17. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

      18. The Pledgor will do all such acts, and will furnish to the Secured Party all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Secured Party may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Secured Party hereunder.

      19. Each party irrevocably submits to the jurisdiction of any state or federal court sitting in the State of California, over any action or proceeding arising out of or relating to this Agreement and agrees that all claims in any such action or proceeding may be heard and determined in any such court.

      20. The Pledgor represents and warrants to the Secured Party that (i) the execution and delivery of this Agreement and pledging of the Pledged Securities do not require any consents or approvals by any person or contravene any law or any rule or regulation thereunder or any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which Pledgor or any of Pledgor's property is bound or constitute a default thereunder and (ii) this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against Pledgor in accordance with its terms.

      21. (a) The Escrow Agent shall not be responsible for the genuineness of any certificate or signature and may rely conclusively upon and shall be protected when acting upon any notice, affidavit, request, consent, instruction, check, or other instrument believed by it in good faith to be genuine or to be signed or presented by the proper person, duly authorized. The Escrow Agent shall have no responsibility except for the performance of its express duties hereunder and no additional duties shall be inferred herefrom or implied hereby. The Escrow Agent shall not be responsible or liable for any act or omission on its part in performing its duties as Escrow Agent under this agreement unless such act or omission constitutes bad faith, gross negligence, or fraud.


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      (b) The Escrow  Agent shall not be required to institute or defend any act involving any matter referred to herein or which affects it or its duties or liabilities hereunder unless required to do so by any party to this Agreement and then only upon receiving full indemnity, in character satisfactory to the Escrow Agent, against all claims, liabilities, and expenses in relation thereto. In the event of any dispute among the parties with respect to the Escrow Agent or its duties, (i) the Escrow Agent may act or refrain from acting in respect of any matter referred to herein in full reliance upon and by and with the advice of its counsel and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel, or (ii) the Escrow Agent may refrain from acting until required to do so by an order of a Court of competent jurisdiction.

      IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered as of the day and year first above written.


Pledgor:


/s/ Joseph Lyle Putegnat III
----------------------------
Joseph Lyle Putegnat III


Secured Party:
AICI, Inc.


By:  /s/ Russell Ingledew
     --------------------------------------
         Russell Ingledew, CFO


Escrow Agent:
Richard A. Weintraub PC


By:  /s/ Richard A. Weintraub
     --------------------------------------
         Richard A. Weintraub, Esq.


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SCHEDULE A


Certificate No.            Owner                                Number of Shares
    TBD                    Joseph Lyle Putegnat III                 120,000

                                   SCHEDULE B

                                  Stock Powers